38. Electric works arrangement - Agreement for the supply of electric power to Mitre and Sarmiento railway lines	12 Months Ended
Dec. 31, 2017
Electric Works Arrangement - Agreement For Supply Of Electric Power To Mitre And Sarmiento Railway Lines
Electric works arrangement - Agreement for the supply of electric power to Mitre and Sarmiento railway lines

In September 2013, the Company and the Interior and Transport Ministry entered into a supply and financial contribution arrangement pursuant to which the Federal Government will finance the necessary electric works aimed at adequately meeting the greater power requirements of the Mitre and Sarmiento railway lines.

The total cost of the works amounts to $ 114.3 million. The Federal Government will bear the costs of the so called “Exclusive facilities”, which amount to $ 59.9 million, whereas the costs of the remaining works will be financed by the Federal Government and reimbursed by the Company.

The financed amount of $ 54.4 million will be reimbursed by the Company in 72 monthly and consecutive installments, as from the first month immediately following the date on which the Works are authorized and brought into service.

As of December 31, 2017, the Company recorded $ 56.4 million as non-current deferred revenue and $ 80 million as non-current trade payables – Customer contributions.